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Prospectus Supplement - January 2, 1996*

AEL Personal PortfolioSM Variable Annuity Prospectus
(May 1, 1995)     37301 C (4/95)

On January 1, 1996, G.T. Capital Management, Inc. ("G.T. Capital"), investment manager and administrator to the G.T. Global: Variable New Pacific Fund and G.T. Global: Variable Latin America Fund changed its name. Accordingly, all references to G.T. Capital should be read as "LGT Asset Management. In addition, the name of each Fund was modified to GT Global Variable New Pacific Fund and GT Global Variable Latin America Fund, respectively." Accordingly, all references to the Funds should be read as "GT Global Variable New Pacific Fund" and "GT Global Variable Latin America Fund, respectively."





































37301-1 A (1/96)

*Destroy April 30, 1996